Exhibit 99.1
[Logo]
                                                         1025 Eldorado Boulevard
                                                      Broomfield, Colorado 80021
                                                                  www.Level3.com


                                                                    NEWS RELEASE


Level 3 contacts:

Media:            Josh Howell                       Investors:        Robin Grey
                  720/888-2517                                      720/888-2518

                  Paul Lonnegren
                  720/888-6099



                    Level 3 Updates Third Quarter Projections
                         in Conjunction with Senior Note
                                    Offering

                  Company Reaffirms Full Year 2003 Projections


BROOMFIELD, Colo., September 22, 2003 -- Level 3 Communications, Inc. (Nasdaq:LVLT) today announced that in conjunction with a private offering of senior notes by one of its subsidiaries, the company is updating its projections for the third quarter and reaffirming full year 2003 projections, both of which have been adjusted for discontinued operations.

"As we have said in the past, there continues to be economic weakness in the telecommunications sector," said James Crowe, CEO of Level 3. "As a result, top-line growth and visibility remain challenging. However, we have confidence in our ability to project and deliver improving cash flows from our business."

"For the communications business, we are updating our third quarter and full year projections to reflect the previously announced sale of Midwest Fiber Optic Network (MFON), which was acquired in connection with the Genuity acquisition," said Sunit Patel, CFO of Level 3. "We also anticipate slightly lower than projected revenue in our communications business for the third quarter due to lower than expected usage in our softswitch and IP businesses. At the same time, we are increasing our third quarter Consolidated EBITDA projection from $97 million, adjusted for discontinued operations,
to  $97  million-$102   million  based  on  our  cost  management   initiatives.
Additionally,   we  are  lowering  our  third   quarter   capital   expenditures
projection."

"We are lowering our information services revenue projection for the third quarter versus the projections that had been previously issued on July 24, 2003," said Patel. "This is a result of additional contract renewals falling under agency-type licensing programs that we have previously discussed, as well as softer sales in the third quarter."

                                                              Adjusted Third         Third Quarter
                                                              Quarter Projections    Projections Issued
Metric                                                                               July 24, 2003
($ in millions)
------------------------------------------------------------- ---------------------- -----------------------
------------------------------------------------------------- ---------------------- -----------------------

Communications Services Revenue
(excluding Termination and Settlement Revenue)(1)                       $372 - $382                    $390
------------------------------------------------------------- ---------------------- -----------------------
------------------------------------------------------------- ---------------------- -----------------------
Reciprocal Compensation                                                         $26                     $25
------------------------------------------------------------- ---------------------- -----------------------
------------------------------------------------------------- ---------------------- -----------------------
Termination and Settlement Revenue                                               $7                      $5
------------------------------------------------------------- ---------------------- -----------------------
------------------------------------------------------------- ---------------------- -----------------------
  Communications Revenue                                                  $405-$415                    $420
------------------------------------------------------------- ---------------------- -----------------------
------------------------------------------------------------- ---------------------- -----------------------
  Information Services Revenue                                            $440-$465                    $490
------------------------------------------------------------- ---------------------- -----------------------
------------------------------------------------------------- ---------------------- -----------------------
  Other Revenue                                                                 $20                     $20
------------------------------------------------------------- ---------------------- -----------------------
------------------------------------------------------------- ---------------------- -----------------------
    Consolidated Revenue                                                  $865-$900                    $930
------------------------------------------------------------- ---------------------- -----------------------
------------------------------------------------------------- ---------------------- -----------------------
Consolidated EBITDA (2)                                                   $97 -$102                    $100
------------------------------------------------------------- ---------------------- -----------------------
------------------------------------------------------------- ---------------------- -----------------------
Capital Expenditures                                                            $60                     $70
------------------------------------------------------------- ---------------------- -----------------------
------------------------------------------------------------- ---------------------- -----------------------
Communications Gross Margin                                                 76%-78%                 76%-78%
------------------------------------------------------------- ---------------------- -----------------------

(1) Includes a reduction of $5 million for sale of MFON and a decrease for lower than expected usage revenue.

(2) Includes a reduction of $3 million for the sale of MFON and a potential increase for better than expected operating performance.

Adjusted for the discontinued MFON operations, which will impact full year revenue projections by $16 million and Consolidated EBITDA by $10 million, Level 3 is reaffirming its full year 2003 projections that were issued on July 24, 2003.

The company continues to expect to turn consolidated free cash flow positive during the second quarter 2004.

About Level 3 Communications
Level 3 (Nasdaq:LVLT) is an international communications and information services company. The company operates one of the largest Internet backbones in the world, is one of the largest providers of wholesale dial-up service to ISPs in North America and is the primary provider of Internet connectivity for millions of broadband subscribers, through its cable and DSL partners. The company offers a wide range of communications services over its 22,500 mile broadband fiber optic network including Internet Protocol (IP) services, broadband transport, colocation services, Genuity managed services, and patented Softswitch-based managed modem and voice services. Its Web address is www.Level3.com.

The company offers information services through its subsidiaries, (i)Structure and Software Spectrum. For additional information, visit their respective web sites at www.softwarespectrum.com, and www.i-structure.com.

The Level 3 logo is a registered service mark of Level 3 Communications, Inc. in the United States and/or other countries.

Forward Looking Statement
Some of the statements made by Level 3 in this press release are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements. Level 3 believes that its primary risk factors include, but are not limited to: changes in the overall economy relating to, among other things, the September 11 attacks and subsequent events, the challenges of integration, substantial capital requirements; development of effective internal processes and systems; the ability to attract and retain high quality employees; technology; the number and size of competitors in its markets; law and regulatory policy; and the mix of products and services offered in the company's target markets. Additional information concerning these and other important factors can be found within Level 3's filings with the Securities and Exchange Commission. Statements in this release should be evaluated in light of these important factors.

                Schedule to Reconcile non-GAAP Financial Metrics

Pursuant to Regulation G, the company is hereby providing a reconciliation of non-GAAP financial metrics to the most directly comparable GAAP measure.

The company provides projections that include non-GAAP metrics that the company deems relevant to management and investors. These non-GAAP metrics are EBITDA, consolidated Adjusted EBITDA, communications gross margin, communications EBITDA margin, unlevered cash flow and consolidated free cash flow. The following reconciliation of these non-GAAP financial metrics to GAAP includes forward-looking statements with respect to the information identified as a projection. Level 3 has made a number of assumptions in preparing our projections, including assumptions as to the components of financial metrics. These assumptions, including dollar amounts of the various components that comprise a financial metric, may or may not prove to be correct. We caution you that these forward-looking statements are only predictions, which are subject to risks and uncertainties including technological uncertainty, financial variations, changes in the regulatory environment, industry growth and trend predictions. Please see the company's Annual Report on Form 10-K/A-1 for a description of these risks and uncertainties.

In order to provide projections with respect to non-GAAP measures, we are required to indicate a range for GAAP measures that are components of the reconciliation of the non-GAAP metric. The provision of these ranges is in no way meant to indicate that the company is explicitly or implicitly providing projections on those GAAP components of the reconciliation. In order to reconcile the non-GAAP financial metric to GAAP, the company has to use ranges for the GAAP components that arithmetically add up to the non-GAAP financial metric. While the company feels reasonably comfortable about the projections for its non-GAAP financial metrics, it fully expects that the ranges used for the GAAP components will vary from actual results. We will consider our projections of non-GAAP financial metrics to be accurate if the specific non-GAAP metric is met or exceeded, even if the GAAP components of the reconciliation are different from those provided in an earlier reconciliation.

Communications Gross Margin ($) is defined as communications revenue less communications cost of revenue from the consolidated condensed statements of operations.

Cost of Revenue for the communications business includes leased capacity, right-of-way costs, access charges and other third party circuit costs directly attributable to the network, as well as costs of assets sold pursuant to sales-type leases.

Communications Gross Margin (%) is defined as communications gross margin ($) divided by communications revenue. Management believes that communications gross margin is a relevant metric to provide to investors, as it is a metric that management uses to measure the margin available to the company after it pays third party network services costs; in essence, a measure of the efficiency of the company's network.

EBITDA is defined by Level 3 as net income/(loss) from the consolidated condensed statements of operations, less income/(loss) from discontinued operations, less cumulative effect of change in accounting principle, less interest income, less interest expense, less other income/expense, less depreciation and amortization expense and less non-cash compensation expense included within selling, general and administration expense on the consolidated condensed statements of operations, and after reduction of operating expenses by the non-cash portion of restructuring and impairment charges.

Communications EBITDA Margin is defined as communications EBITDA divided by communications revenue.

EBITDA is not a measurement under accounting principles generally accepted in the United States and may not be similar to EBITDA measures of other companies. Management believes that EBITDA and EBITDA margin are relevant metrics to provide to investors, as they are indicators of operating performance, especially in a capital-intensive industry such as telecommunications, since it excludes items that are not directly attributable to ongoing business operations. The company excludes non-cash compensation due to its adoption of the expense recognition provisions of SFAS No. 123.


Projected Consolidated EBITDA
Three Months Ended September 30, 2003
($ in millions)

                                                                                                   Range
                                                                                           Low              High
------------------------------------------------------------------------------------ ---------------- -----------------
------------------------------------------------------------------------------------ ---------------- -----------------
Net Income (Loss)                                                                        ($307)            ($302)
------------------------------------------------------------------------------------ ---------------- -----------------
------------------------------------------------------------------------------------ ---------------- -----------------
(Income) Loss from Discontinued Operations                                                 ($3)               ($3)
------------------------------------------------------------------------------------ ---------------- -----------------
------------------------------------------------------------------------------------ ---------------- -----------------
Other (Income)/Expense                                                                    $157              $157
------------------------------------------------------------------------------------ ---------------- -----------------
------------------------------------------------------------------------------------ ---------------- -----------------
Depreciation and Amortization Expense                                                     $225              $225
------------------------------------------------------------------------------------ ---------------- -----------------
------------------------------------------------------------------------------------ ---------------- -----------------
Non-cash Compensation Expense                                                              $25              $25
------------------------------------------------------------------------------------ ---------------- -----------------
------------------------------------------------------------------------------------ ---------------- -----------------
Non-cash Restructuring and Impairment                                                      --                --
------------------------------------------------------------------------------------ ---------------- -----------------
------------------------------------------------------------------------------------ ---------------- -----------------
EBITDA                                                                                     $97              $102
------------------------------------------------------------------------------------ ---------------- -----------------

Unlevered Cash Flow is defined as net cash provided by (used in) operating activities less capital expenditures offset by release of capital expenditure accruals, and adding back cash interest paid, less interest income all as disclosed in the consolidated condensed statements of cash flows or the consolidated condensed statements of operations. Management believes that unlevered cash flow is a relevant metric to provide to investors, as it is an indicator of the operational strength and performance of the company and, over time, provides management and investors with a sense of the growth pattern of the business.

Consolidated Free Cash Flow is defined as net cash provided by (used in) operating activities less capital expenditures offset by release of capital expenditure accruals as disclosed in the consolidated condensed statements of cash flows. Management believes that consolidated free cash flow is a relevant metric to provide to investors, as it is an indicator of the company's ability to generate cash to service its debt.